UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 27, 2005

MUTUALFIRST FINANCIAL, INC. (Exact name of registrant as specified in its chapter)

Maryland (State or other jurisdiction of incorporation	000-27905 (Commission File Number)	35-2085640 (IRS Employer Identification No.)
110 E. Charles Street, Muncie, Indiana (Address of principal executive offices)	47305-2419 (Zip Code)

Registrant's telephone number, including area code (765) 747-2800

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.  Regulation FD Disclosure

          When used in this presentation and in filings with the Securities and Exchange Commission, in other press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

          Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings and synergies from our merger and acquisition activities might not be realized within the expected time frames, and costs or difficulties relating to integration matters might be greater than expected; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (3) competitive pressures among depository institutions; (4) interest rate movements and their impact on customer behavior and net interest margin; (5) the impact of repricing and competitors' pricing initiatives on loan and deposit products; (6) the ability to adapt successfully to technological changes to meet customers'' needs and developments in the market place; (7) the ability to access cost-effective funding; (8) changes in financial markets; (9) changes in economic conditions in general and in our market areas in particular; (10) the costs, effects and outcomes of litigation; (11) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (12) changes in accounting principles, policies or guidelines; and (13) future acquisitions by MutualFirst Financial of other depository institutions or lines of business.

          MutualFirst does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

          Set forth below are investor presentation materials.

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MutualFirst Financial, Inc.

MutualFirst Financial, Inc.

Symbol: MFSF

KBW 6th Annual Community Bank Investor Conference

July 27, 2005

The Pierre Hotel

New York, New York

mutual federal savings bank

MutualFirst Financial, Inc.

Presented By

David W. Heeter
President & CEO

Timothy J. McArdle
SVP/CFO/Treasurer

MutualFirst Financial, Inc.

Forward-Looking Statements

- This presentation contains various forward-looking statements which are based on assumptions and describe our future plans and strategies and our expectations. These forward-looking statements are generally identified by words such as "believe," "expect," "intend," "anticipate," "estimate," "project," or similar words. Our ability to predict results or the actual effect of future plans or strategies is uncertain. Factors which could cause actual results to differ materially from those estimated include, but are not limited to, changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board, the quality and composition of our loan and investment portfolios, demand for our loan products, deposit flows, our operating expenses, competition, demand for financial services in our market areas and accounting principles and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and you should not rely too much on these statements.

mutual federal savings bank

MutualFirst Financial, Inc.

Who We Are

- Mutual Federal Savings Bank is headquartered in *Muncie, Indiana*
- $858 Million Assets
  - 19 full-service Indiana locations
  - Delaware, Randolph, Grant and Kosciusko Counties

Kosciusko County
Warsaw
North Webster
Syracuse
Grant County
Marion
Gas City
Delaware County
Muncie
Yorktown
Albany
Randolph County
Winchester

mutual federal savings bank

MutualFirst Financial, Inc.

Change in Operations

- Converted to stock December 30, 1999

Mutual Home Federal Savings & Loan Association
1966
MutualFirst Financial
1999
1889
Mutual Home & Savings Association
1984
Mutual Federal Savings Bank
2005 and Beyond
Becoming a Community Bank

MutualFirst Financial, Inc.

Delaware County

- Captured 21% of deposit market share
- #2 in market
- Two major employers:
  - Ball State University
  - Cardinal Health Systems
- Becoming technology-based community

Matthews
Wheeling
Eaton
Gaston
Shideler
Albany
DELAWARE
Anthony
Royerton
Delaware Co. Arpt.
Johnson Field
Desoto
Cammack
Selma
Ball St. Univ.
Yorktown
Muncie
El. 950 ft.
Daleville
Progress
Medford
Prairie
Chesterfield
Cowan
Oakville
Mount
69
35
332
67

mutual federal savings bank

MutualFirst Financial, Inc.

Kosciusko County

- High-tech manufacturing economy
- Nearly 13% market share
- Opened two new offices in last year
  - North Webster
  - Syracuse

Acres
Gravelton
Syracuse
Milford
Dewart L.
Tippecanoe L.
North
Leesburg
Clunette
Oswego
KOSCIUSKO
Barbee L.
Chapman L.
Etna Green
Atwood
Warsaw
Wooster
Tippecanoe
Winona Lake
Palestine
Grace College and Seminary
Burket
Claypool
Sevastopol
Packerton
Sidney
Beaver Dam Lake
Silver Lake

mutual federal savings bank

MutualFirst Financial, Inc.

Grant County

- Acquisition of Fidelity Federal Savings Bank
  - Create a MFSB 29% market share
  - Solid accretion in core earnings
  - Consolidation of facilities into existing three offices

Jalapa
Landess
Marion
Mier
Sweetser
Indiana Wesleyan Univ.
GRANT
Herbst
Gas City
Jonesboro
Fairmount
Point Isabel
Hackleman
Fowlerton
Fairmount Hist. Mus.

mutual federal savings bank

MutualFirst Financial, Inc.

MutualFirst Financial, Inc.

Timothy J. McArdle
SVP/CFO/Treasurer

mutual federal savings bank

MutualFirst Financial, Inc.

Total Assets

$1,020,000
$970,000
$920,000
$870,000
$820,000
$770,000
$720,000
$769,328
$775,798
$823,791
$839,397
$858,130
$962,000
12/31/01
12/31/02
12/31/03
12/31/04
6/30/05
9/30/05 Proforma

mutual federal savings bank

Proforma assumes Fidelity Federal acquisition

Dollars in thousands

MutualFirst Financial, Inc.

Loans Receivable

$900,000
$850,000
$800,000
$750,000
$700,000
$650,000
$600,000
$653,643
$659,197
$712,700
$722,800
$737,707
$821,278
12/31/01
12/31/02
12/31/03
12/31/04
6/30/05
9/30/05 Proforma

Proforma assumes Fidelity Federal acquisition

Dollars in thousands

MutualFirst Financial, Inc.

Loans Receivable

12/31/00
$89,359
14%
$156,938
24%
$401,176
62%
6/30/05
$131,449
18%
$201,075
27%
$405,182
55%
Commercial
Consumer
Mortgage

Dollars in thousands

MutualFirst Financial, Inc.

Total Deposits

$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$538,878
$550,364
$579,362
$600,407
$606,345
$682,920
12/31/2001
12/31/2002
12/31/2003
12/31/2004
6/30/2005
9/30/05 Proforma

mutual federal savings bank

Proforma assumes Fidelity Federal acquisition

Dollars in thousands

MutualFirst Financial, Inc.

Total Deposits

12/31/00

$169,069
33%
$345,641
67%

6/30/05

$249,239
41%
$357,105
59%

■ Core Deposits & Public Funds
■ Retail Certificates of Deposit

mutual federal savings bank

Dollars in thousands

MutualFirst Financial, Inc.

Total Borrowings

$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$110,743
$118,286
$137,102
$141,572
$153,721
$180,500
12/31/01
12/31/02
12/31/03
12/31/04
6/30/05
9/30/05 Proforma

mutual federal savings bank

Proforma assumes Fidelity Federal acquisition

Dollars in thousands

MutualFirst Financial, Inc.

Total Tangible Stockholders' Equity

$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$108,691
$95,796
$96,612
$86,966
$86,722
$75,642
12/31/01
12/31/02
12/31/03
12/31/04
6/30/05
9/30/05 Proforma

Proforma assumes Fidelity Federal acquisition

Dollars in thousands

MutualFirst Financial, Inc.

Income Statement

mutual federal savings bank

MutualFirst Financial, Inc.

Net Income

$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$6,235
$8,080
$8,480
$8,062
$7,200*
$6,594**
FY 2000
FY 2001
FY 2002
FY 2003
FY 2004
2005 1st 6 mo.

mutual federal savings bank

*Normalized includes a one time $1.7 million after tax payment of a separation agreement

**Annualized, Dollars in thousands

MutualFirst Financial, Inc.

Net Income

$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,814
$1,724
$1,700*
$1,608
$1,689
2nd Quarter 2004
3rd Quarter 2004
4th Quarter 2004
1st Quarter 2005
2nd Quarter 2005

*Normalized includes a one time $1.7 million after tax payment of a separation agreement
Dollars in thousands

MutualFirst Financial, Inc.

Net Interest Income

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$25,858
$27,320
$27,343
$26,924
$26,732*
FY 2001
FY 2002
FY 2003
FY 2004
2005 1st 6 mo.

mutual federal savings bank

*Annualized, Dollars in thousands

MutualFirst Financial, Inc.

Total Non-Interest Income

$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$4,798
$5,947
$5,975
$6,223
$6,508*
FY 2001
FY 2002
FY 2003
FY 2004
2005 1st 6 mo.

mutual federal savings bank

*Annualized, Dollars in thousands

MutualFirst Financial, Inc.

Total Non-Interest Income

$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$395*
$217*
$152*
$89*
$149*
$117*
$1,145
$1,250
$1,418
$1,432
$1,387
$1,601
1st Quarter 2004
2nd Quarter 2004
3rd Quarter 2004
4th Quarter 2004
1st Quarter 2005
2nd Quarter 2005

mutual federal savings bank

*Gain on sale of loans, Dollars in thousands

MutualFirst Financial, Inc.

Total Non-Interest Expense

$25,000
$20,000
$15,000
$10,000
$5,000
$0
$19,520
$19,700
$20,466
$21,575*
$22,366**
FY 2001
FY 2002
FY 2003
FY 2004
2005 1st 6 mo.

mutual federal savings bank

*Normalized includes a one time $1.7 million after tax payment of a separation agreement

**Annualized, Dollars in thousands

MutualFirst Financial, Inc.

Diluted Earnings Per Share

$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$0.37
$0.37
$0.38*
$0.36
$0.38
2nd Quarter 2004
3rd Quarter 2004
4th Quarter 2004
1st Quarter 2005
2nd Quarter 2005

mutual federal savings bank

*Normalized includes a one time $1.7 million after tax payment of a separation agreement

MutualFirst Financial, Inc.

Asset Quality

mutual federal savings bank

MutualFirst Financial, Inc.

Non-Performing Loans to Total Loans

1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.03%
0.79%
0.46%
0.57%
0.70%
12/31/01
12/31/02
12/31/03
12/31/04
2nd Quarter 2005

mutual federal savings bank

MutualFirst Financial, Inc.

Allowance for Loan Losses to Loan Receivable

1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.85%
0.97%
0.95%
0.95%
0.94%
1.04%
12/31/01
12/31/02
12/31/03
12/31/04
6/30/05
9/30/05
Proforma

Proforma assumes Fidelity Federal acquisition

MutualFirst Financial, Inc.

Financial Ratios

mutual federal savings bank

MutualFirst Financial, Inc.

Tangible Equity to Total Assets

16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
14.13%
12.35%
11.73%
10.36%
10.11%
8.00%
12/31/01
12/31/02
12/31/03
12/31/04
6/30/05
9/30/05
Proforma

Proforma assumes Fidelity Federal acquisition

MutualFirst Financial, Inc.

Return on Average Equity

9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
6.80%
8.36%
8.43%
7.65%*
7.54%
FY 2001
FY 2002
FY 2003
FY 2004
2005 1st 6 mo.

*Normalized includes a one time $1.7 million after tax payment of a separation agreement

MutualFirst Financial, Inc.

Net Interest Margin

5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
3.67%
3.84%
3.73%
3.57%
3.46%
FY 2001
FY 2002
FY 2003
FY 2004
2005 1st 6 mo.

mutual federal savings bank

MutualFirst Financial, Inc.

Efficiency Ratio

80.00%
75.00%
70.00%
65.00%
60.00%
55.00%
50.00%
45.00%
40.00%
35.00%
30.00%
61.08%
59.21%
61.43%
62.53%*
67.29%
FY 2001
FY 2002
FY 2003
FY 2004
2005 1st 6 mo.

mutual federal savings bank

*Normalized includes a one time $1.7 million after tax payment of a separation agreement

MutualFirst Financial, Inc.

Tangible Book Value Per Share

$20.00
$18.00
$16.00
$14.00
$16.24
$17.34
$18.25
$18.47
$18.82
12/31/01
12/31/02
12/31/03
12/31/04
6/30/05

mutual federal savings bank

MutualFirst Financial, Inc.

MutualFirst Financial, Inc.

Stock Price

$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$15.10
$19.86
$25.11
$24.35
$22.25
12/31/01
12/31/02
12/31/03
12/31/04
6/30/05

mutual federal savings bank

MutualFirst Financial, Inc.

Strategy

- Vision - *We will be the premier community bank, relationship driven by providing valued financial services and trusted advice.*
- Values - "The 4 C's"
  - Character
  - Compassion
  - Class
  - Competitive

mutual federal savings bank

MutualFirst Financial, Inc.

Major Strategic Initiative

- **External Growth Opportunities**
  - Fidelity Federal Acquisition
  - Elkhart County Property
  - De Novo Branch Strategy

mutual federal savings bank

MutualFirst Financial, Inc.

Major Strategic Initiative

- **Development of Investment Management and Private Banking**
  - Deepen Commercial Business Relationships
  - Increase Fee Income
  - Acquire Investment Management Operations

mutual federal savings bank

MutualFirst Financial, Inc.

Major Strategic Initiative

- **Improve Operating Efficiency**
  - De novo Expansion
  - New Product Lines
  - Employ Technology
  - Fidelity Federal Acquisition

mutual federal savings bank

MutualFirst Financial, Inc.

Major Strategic Initiative

- **Develop Relationship Pricing Strategy**
  - Become Relationship-Driven
  - Consistent Execution and Delivery of Quality Service
  - Retain Profitable Customers
  - Acceptable Net Interest Margin and Improve Fee Income

mutual federal savings bank

MutualFirst Financial, Inc.

Why Will We Succeed

- Assertive Management Team
- Improving Markets
- Disciplined Strategic Plan Execution
- Aggressive Branding
- Measured Performance

mutual federal savings bank

MutualFirst Financial, Inc.

MutualFirst Financial, Inc.
Stock Price/Tangible Book Value Per Share

$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$15.10
$16.24
$19.86
$17.34
$25.11
$18.25
$24.35
$18.47
$22.25
$18.82
118%
12/31/01
12/31/02
12/31/03
12/31/04
6/30/05
Stock Price
Book Value

MutualFirst Financial, Inc.

MutualFirst Financial, Inc.

David W. Heeter, *President & CEO*

765.747.2880 dheeter@mfsbank.com

Timothy J. McArdle, *SVP, CFO, Treasurer*
765.747.2818 tmcardle@mfsbank.com

110 East Charles Street, Muncie, IN 47305

mutual federal savings bank

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MUTUALFIRST FINANCIAL, INC.

Date: July 27, 2005	By: /s/ David W. Heeter David W. Heeter President and Chief Executive Officer

end